--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2002


IMH ASSETS CORP. (as depositor under an Indenture, dated as of November 27, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-8)

                                IMH ASSETS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       California                333-100890                    33-0705301
       ----------                ----------                    ----------
(State or Other Jurisdiction     (Commission                 (I.R.S. Employer
    of Incorporation)            File Number)              Identification No.)


1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                          -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600



--------------------------------------------------------------------------------

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

         On November 27, 2002 (the "Closing Date"), a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-8 (the "Bonds"), were issued pursuant to an indenture, dated as of November 27, 2002 (the "Agreement"), between Impac CMB Trust Series 2002-8, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

         Upon the closing of the initial issuance of the Bonds, (i) Impac CMB Trust Series 2002-8 purchased from the Company certain Initial Mortgage Loans with an aggregate principal balance equal to approximately $342,705,940 and pledged such mortgage loans to the Indenture Trustee, and (ii) the Indenture Trustee deposited funds in the Pre-Funding Account, which was established pursuant to the Agreement, in an amount equal to approximately $107,294,060.

         On December 12, 2002, following the closing of the initial issuance of the Bonds, the Indenture Trustee purchased from the Company certain Subsequent Mortgage Loans with an aggregate principal balance equal to approximately $45,097,548 with funds on deposit in the Pre-Funding Account at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated December 12, 2002, between the Company and the Trustee.

         In addition, on December 19, 2002, the Indenture Trustee purchased from the Company certain Subsequent Mortgage Loans with an aggregate principal balance equal to approximately $62,197,059 with funds on deposit in the Pre-Funding Account at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated December 19, 2002, between the Company and the Trustee.

         Attached to each Subsequent Transfer Instrument is a Mortgage Loan Schedule listing the related Subsequent Mortgage Loans that are the subject of such Subsequent Transfer Instrument.

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Item 5.           Other Events.
                  ------------

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family and multifamily, adjustable-rate first lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Initial Mortgage Loans having an aggregate principal balance of approximately $342,705,940 as of November 1, 2002 and (ii) the pre-funding account, which contained approximately $107,294,060.

         As more fully described above, on December 12, 2002 and on December 19, 2002, respectively, the Company purchased certain Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the related Cut-off Date. References to the Cut-off Date shall mean November 1, 2002, with respect to the Initial Mortgage Loans and December 1, 2002, with respect to the Subsequent Mortgage Loans.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------
          99.1            Characteristics of the Mortgage Pool as of the related
                          Cut-off Date, relating to IMH Assets Corp.,
                          Collateralized Asset-Backed Bonds, Series 2002-8.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMH ASSETS CORP.



                                             By:    /s/ Richard J. Johnson
                                                    -----------------------
                                             Name:  Richard J. Johnson
                                             Title: Chief Financial Officer


Dated: January 3, 2003

                                  EXHIBIT INDEX



Exhibit Number                            Description
--------------                            -----------
99.1                                      Characteristics of the Mortgage Pool
                                          as of the related Cut-off Date,
                                          relating to IMH Assets Corp.,
                                          Collateralized Asset-Backed, Series
                                          2002-8.